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Exhibit 32.3

Certification

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), the undersigned officer of True Religion Apparel, Inc. (the "Company") does hereby certify with respect to the Annual Report of the Company on Form 10-K/A for the period ended December 31, 2006 (the "Report") that:

          (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)   The information contained in this Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: April 30, 2008	By:	/s/ JEFFREY LUBELL
	Name:	Jeffrey Lubell
	Title:	Chief Executive Officer and Chairman of the Board

        The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.

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  Exhibit 32.3
Certification